UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2023

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         Compensatory Arrangement.

On October 24, 2023, Farmers and Merchants Bancshares, Inc. (the “Company”) and Gary A. Harris, who serves as the Company’s President and Chief Executive Officer, entered into a Restricted Stock Unit (RSU) Award Agreement (the “RSU Agreement”) with respect to 3,000 shares of the Company’s common stock. The RSU Agreement was adopted under the Farmers and Merchants Bancshares, Inc. 2023 Equity Company Plan (the “Plan”) and formalizes the Board of Director’s desire to permit Mr. Harris to earn up to 3,000 shares of the Company’s common stock over a three-year period as disclosed in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on September 26, 2023.

The Restricted Stock Units (“RSUs”) granted to Mr. Harris will vest ratably over a three-year period that commenced on September 22, 2023. Provided that he is employed and in good standing with the Company on each vesting date (i.e., September 22, 2024, September 22, 2025, and September 22, 2026), he will receive 1,000 fully-vested shares of common stock on each such vesting date.

The RSU Agreement contains customary terms and conditions for this type of equity award, the form of which is filed with this report as Exhibit 10.1. In addition, the award is subject in all respects to the Plan. A summary of the Plan is set forth in the Company’s Current Report on Form 8-K that was filed with the SEC on July 19, 2023, which summary is incorporated herein by reference. A copy of the Plan was filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-274152) that was filed with the SEC on August 22, 2023.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

The exhibits furnished with this report are listed in the following Exhibit Index:

Exhibit No.         Description

10.1	Form of Restricted Stock Unit (RSU) Award Agreement with Gary A. Harris (filed herewith)
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: October 24, 2023	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO